REALIZE THE POWER OF PARTNERSHIPSM West Coast Bank Symposium November 9, 2017 Newport Coast, CA

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Exhibit 99.1

BANNER CORPORATION

REALIZE THE POWER OF PARTNERSHIP

PiperJaffray

# West Coast Bank Symposium

November 9, 2017

Newport Coast, CA


Photo by
Debra Shorts


edge photography


Photo by


Photo by
Kang Pan

# Disclosure Statement

Today's presentation deals with Banner's business outlook and will include forward-looking statements. Those statements include descriptions of management's plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner's general outlook for economic and other conditions. Additional forward-looking statements may be made in the question and answer period following the presentation. These forward-looking statements are subject to a number of risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released October 25, 2017 as well as the Form 10-K for the year ended December 31, 2016 and Forms 10-Q filed quarterly thereafter. Forward-looking statements are effective only as of the date they are made and Banner assumes no obligation to update information concerning its expectations.

# Building value at Banner

## Building value for stakeholders ...

by focusing on core banking competency ...

that is sustainable through change events ...

and scalable with acquisition growth

| Banner Corporation | |
|---|---|
| Assets | $10.4B |
| Deposits | $ 8.5B |
| Loans | $ 7.8B |
| Offices | 178 |
| Employees | 2,100 |



CANADA
WA
Seattle
Spokane
MT
Portland
Eugene
OR
ID
Boise
Medford
NV
UT
Sacramento
CA
AZ
NM
Los Angeles
San Diego
MEXICO
Banner Corporation
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank

| Recent Additions | 2014 Q2<br>SW Oregon Branches | 2015 Q1<br>Siuslaw Bank | 2015 Q4<br>AmericanWest Bank |
|---|---|---|---|
| Assets | $ 0.2B | $ 0.4B | $ 4.5B |
| Deposits | $ 0.2B | $ 0.3B | $ 3.6B |
| Loans | $ 0.1B | $ 0.2B | $ 3.0B |
| Offices | 6 | 10 | 98 |

# Building value at Banner

## Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

## Growing revenue

- Take advantage of ideal geography
- Offer super community bank value proposition
- Guard and improve reputation
- Grow market share

# Growing revenue … in a good place since 1890

| Population Estimate (millions) | 2016 | 2030 | Growth |
|---|---|---|---|
| Washington | 7.3 | 8.6 | 18% |
| Oregon | 4.1 | 4.8 | 18% |
| Idaho | 1.7 | 2.0 | 17% |
| California | 39.3 | 46.4 | 18% |
| Region | 52.3 | 61.9 | 18% |
| *United States* | *323.1* | *363.6* | *13%* |

- All 4 Banner states are among the fastest growing in the U.S.
- Region has ~16% of U.S. population but will drive ~24% of its growth.

## Strong Population Growth Forecast



United States
Washington
Oregon
Idaho
California
2006 to 2016
2016 to 2030
Rank: 9th
7th
15th
9th
8th
10th
24th
8th
0%
5%
10%
15%
20%
25%



CANADA
WA
Seattle
Spokane
Portland
Eugene
Medford
Boise
OR
ID
MT
WY
NV
UT
CO
CA
AZ
NM
Sacramento
Los Angeles
San Diego
MEXICO
Banner Corporation
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank

Source: U.S. Census Bureau

# Growing revenue … in an ideal geography

BANNER CORPORATION

## Powerful and diverse economic drivers

From Banner's Pacific Northwest base to …

| | |
|---|---|
| Technology | Microsoft, intel, amazon, Micron, Expedia |
| Manufacturing | BOEING, intel, PACCAR |
| Consumer | amazon, COSTCO WHOLESALE, STARBUCKS, NIKE, NORDSTROM |
| Logistics | Port of Seattle, Port of Tacoma, Expeditors, PORT OF PORTLAND |
| Natural Resources | Weyerhaeuser, TRIMARINE, Trident SEAFOODS |
| Agriculture | Traditional, specialty crops, orchards, wineries, … |

**California**

From Apple

to zoomerang,

from Silicon Valley to

the Central Valley …

the world's 6th largest

economy

# Growing revenue

## Offer super community bank value proposition

- Broad product offerings serving middle market, small business and consumer client base
- Decision making as close to client as possible
- Delivery channels aligned to maximize tactical execution of strategic plan
- Community investment

# Growing revenue

## Guard and improve reputation

Ranked highest in Northwest for client satisfaction:
J.D. Power 2017 U.S. Retail Banking Satisfaction Study℠

Ranked "Best Regional Bank" in the U.S.:
Bankrate.com/ MONEY

2017 Bankrate BEST REGIONAL BANK

Ranked 29th out of 100 in *Forbes* 2017:
"Best Banks in America"

Received highest rating:
*BauerFinancial* Star Rating™

Seattle/Spokane SBA District:
Named "Regional Lender of the Year" in 2016 and 2015
Named "Community Lender of the Year" in 2014 and 2013

Portland SBA District:
Named "Star Performer" in 2016 and 2015

Released from enhanced regulatory oversight (April 2012)

Repurchased 100% of Senior Preferred Stock (f/k/a TARP):
$124 million during 2012

# Growing revenue

| Grow transaction deposit accounts | | | | |
|---|---|---|---|---|
| | Non-Interest Bearing | | Interest Bearing | |
| Quarter Ending | Number | YOY Δ | Number | YOY Δ |
| 09/30/17 | 260,646 | 4.1% | 135,363 | 1.0% |
| 12/31/09 | 71,178 | 8.0% | 50,955 | 1.1% |

- Excluding all acquisitions, the number of transaction deposit accounts has grown ~95% since 2009, a 9.0% compound annual growth rate.
- Including acquisitions, the number of transaction deposit accounts has more than doubled.
- ~ 53,000 AmericanWest Bank interest bearing accounts were converted to non-interest bearing accounts at systems conversion.



Thousands
400
350
300
250
200
150
100
50
0
Interest Bearing
Non-Interest Bearing
AmericanWest Bank
Siuslaw Bank
SW Oregon Branches
Credit Crisis
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17

# Growing revenue

## Grow core revenue

| Quarter Ending | Quarter Amount | Quarter YOY Δ | LTM Amount | LTM YOY Δ |
|---|---|---|---|---|
| 09/30/17 | $ 121M | 2.8% | $ 477M | 5.0% |
| 12/31/09 | $ 45M | 5.8% | $ 177M | -0.6% |



Millions
125
100
75
50
25
0
Other Income
Net Interest Income
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17

## Grow deposit fees

| Quarter Ending | Quarter Amount | Quarter YOY Δ | LTM Amount | LTM YOY Δ |
|---|---|---|---|---|
| 09/30/17 | $ 13.3M | 3.0% | $ 50.9M | 1.6% |
| 12/31/09 | $ 5.3M | 1.6% | $ 21.4M | -0.7% |



Millions
25
20
15
10
5
0
20%
16%
12%
8%
4%
0%
Other Fees
Mortgage Bnkg
Deposit Fees
Deposit Fees as % of Core Revenue
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17

# Building value at Banner

## Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

## Protecting net interest margin

- Improve earning asset mix
- Improve funding mix
- Reduce deposit costs
- Maintain loan-to-deposit ratio

# Protecting net interest margin

## Improve Earning Asset Mix

12/31/2009



Coml & Ag
19%
Securities
14%
Consumer
7%
CRE Owner
11%
16%
Res Mortgage
CRE Investor
21%
12%
Res Const/Dev

09/30/2017



Coml & Ag
17%
Securities
18%
7%
Consumer
CRE Owner
15%
9%
Res Mortgage
6%
Res Const/Dev
CRE Investor
28%

| $ Billions | 12/09 | 09/17 |
|---|---|---|
| Securities | 0.6 | 1.7 |
| Coml & Ag | 0.9 | 1.6 |
| CRE Owner | 0.5 | 1.4 |
| CRE Investor | 0.9 | 2.6 |
| Res Const/Dev | 0.5 | 0.6 |
| Res Mortgage | 0.7 | 0.9 |
| Consumer | 0.3 | 0.7 |
| Total | 4.4 | 9.5 |

## Improve Funding Mix

12/31/2009



14%
Non-Interest Bearing
Certificates of Deposit
45%
31%
Interest Bearing and Savings
FHLB & Other
10%

09/30/2017



Certificates of Deposit
12%
5%
FHLB & Other
Non-Interest Bearing
38%
45%
Interest Bearing and Savings

| $ Billions | 12/09 | 09/17 |
|---|---|---|
| Non-Interest | 0.6 | 3.4 |
| Interest Bearing | 1.3 | 4.0 |
| CDs | 2.0 | 1.1 |
| FHLB & Other | 0.4 | 0.5 |
| Total | 4.3 | 9.0 |

# Protecting net interest margin

## Grow core deposits

| Quarter Ending | Balance | YOY Δ | % of Total |
|---|---|---|---|
| 09/30/17 | $ 7,438M | 6.4% | 87% |
| 12/31/09 | $ 1,924M | 16.8% | 50% |



Billions
9
8
7
6
5
4
3
2
1
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Noncore Deposits
Core Deposits
Core Deposit %
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17

## Reduce deposit costs

| Quarter Ending | Quarter | | LTM | |
|---|---|---|---|---|
| | Amount | Rate | Amount | Rate |
| 09/30/17 | $ 3.2M | 0.15% | $ 11.8M | 0.14% |
| 12/31/09 | $ 17.7M | 1.83% | $ 83.2M | 2.21% |



8%
7%
6%
5%
4%
3%
2%
1%
0%
Loan Yield
Deposit Cost
Loan–Deposit Spread
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17

# Protecting net interest margin

## Maintain 90–95% loan-to-deposit ratio

| Quarter Ending | Ratio |
|---|---|
| 09/30/17 | 92% |
| 12/31/09 | 98% |



Net Noncore Funding Dependence
Banner
Gray band spans 3rd quartile of Group 1 ($10B and over).
Peer Median
Peer Top Quartile
50%
40%
30%
20%
10%
0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17



Deposits
Loans
Loan-to-Deposit Ratio
Billions
115%
110%
105%
100%
95%
90%
85%
80%
75%
70%
9
8
7
6
5
4
3
2
1
0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17

Peer source: Group 2 ($3B–$10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

# Protecting net interest margin

Maintain top quartile net interest margin

| Quarter Ending | Quarter Amount | Quarter Rate | LTM Amount | LTM Rate |
|---|---|---|---|---|
| 09/30/17 | $100 M | 4.22% | $392 M | 4.28% |
| 12/31/09 | $ 39 M | 3.53% | $146 M | 3.36% |



Net Interest Margin
Banner
Gray band spans 3rd quartile of Group 1 ($10B and over).
Peer Top Quartile
Peer Median
5.0%
4.5%
4.0%
3.5%
3.0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17



Earning Asset Yield
Funding Cost
Net Interest Margin
8%
7%
6%
5%
4%
3%
2%
1%
0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17

Peer source: Group 2 ($3B–$10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

# Building value at Banner

## Core banking competency

- Growing revenue
- Protecting net interest margin
- **Spending carefully**
- Maintaining a moderate risk profile
- Employing capital wisely

## Spending carefully

- Benefit from scale
- Control core operating expense

AmericanWest provides scale.
Per the original transaction metrics:

- Cost synergies: $ 37.5 million
- One-time charges: $ 50.0 million

# Spending carefully

## Control core operating expense

| Quarter Ending | Quarter Amount | Quarter YOY Δ | LTM Amount | LTM YOY Δ |
|---|---|---|---|---|
| 09/30/17 | $ 82 M | 6.4% | $ 323 M | 3.6% |
| 12/31/09 | $ 31 M | -10.1% | $ 132 M | -2.5% |



Efficiency Ratio
Banner
Gray band spans 3rd quartile of Group 1 ($10B and over).
Peer Median
Peer Top Quartile
100%
90%
80%
70%
60%
50%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17



Millions
Other
Information
Occupancy
Compensation
Efficiency Ratio
90
80
70
60
50
40
30
20
10
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17

Peer source: Group 2 ($3B–$10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

# Building value at Banner

## Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

## Maintaining a moderate risk profile

- Embrace effective enterprise risk management
- Minimize nonperforming assets
- Maintain appropriate loan loss reserve
- Maintain appropriate risk capital

# Maintaining a moderate risk profile

BANNER CORPORATION

## Minimize nonperforming assets

| Quarter Ending | NPLs Amount | NPLs % of TA | OREO Amount | OREO % of TA |
|---|---|---|---|---|
| 09/30/17 | $ 30M | 0.38% | $ 2M | 0.02% |
| 12/31/09 | $214M | 5.53% | $ 78M | 2.01% |



ALLL to Total Loans
Banner
Gray band spans 3rd quartile of Group 1 ($10B and over).
Peer Top Quartile
Peer Median
* At 09/30/17, when adjusted for purchase accounting of the AmericanWest portfolio, the allowance to total loans was 1.44%.
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17



Millions
Other Real Estate Owned
Nonperforming Loans
ALLL
350
300
250
200
150
100
50
0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17

Peer source: Group 2 ($3B–$10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

# Maintaining a moderate risk profile

## Maintain appropriate risk capital

| Quarter Ending | Tier 1 Leverage | TCE/ TA |
|---|---|---|
| 09/30/17 | 11.49% | 10.39% |
| 12/31/09 | 9.62% | 5.87% |



Tier 1 Leverage
Banner
Peer Top Quartile
Peer Median
Gray band spans 3rd quartile of Group 1 ($10B and over).
18%
16%
14%
12%
10%
8%
6%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17



Total Capital
Tier 1 Leverage Ratio
TCE/ Tangible Assets
20%
16%
12%
8%
4%
0%
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Billions
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17

Peer source: Group 2 ($3B–$10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

# Building value at Banner

## Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

## Employing capital wisely

- Maintain premium to tangible book value
- Pay appropriate dividends
- Prepare for future opportunities

# Maintain premium to tangible book value

## Maintain favorable stock price to TBV

| Quarter Ending | Stock Price[1] | TBV | Price / TBV |
|---|---|---|---|
| 09/30/17 | $ 60.80 | $ 31.79 | 191% |
| 06/30/10 | $ 15.07 | $ 29.03 | 52% |



Tangible BV per Share
Banner Stock Price
Before 2010 Q2 capital raise
$ 50
$ 40
$ 30
$ 20
$ 10
$ 0
$ 75
$ 60
$ 45
$ 30
$ 15
$ 0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17

## Maintain favorable stock price to EPS

| Quarter Ending | Stock Price[1] | EPS LTM | P/E Ratio |
|---|---|---|---|
| 09/30/17 | $ 60.80 | $ 2.93 | 20.7x |
| 06/30/10 | $ 15.07 | $ -8.06 | n/m |



Earnings LTM
Banner Stock Price
Tangible BV per Share
Before 2010 Q2 capital raise
$ 5.00
$ 4.00
$ 3.00
$ 2.00
$ 1.00
$ 0.00
$ 75
$ 60
$ 45
$ 30
$ 15
$ 0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17

[1] Average closing price for the month following quarter-end.

# Building value at Banner

## Building value for …

**Shareholders** by delivering top quartile financial performance

**Clients** by delivering super community bank service and products

**Employees** by offering opportunity and reward

**Communities** by providing capital and staying involved